                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT:  September 01, 1996


          AMERUS LIFE INSURANCE COMPANY
- ------------------------------------------------------
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      IOWA
                                 ---------------
                                 (STATE OR OTHER
                                 JURISDICTION OF
                                 INCORPORATION)


33-23590                                                          42-1405698
- ---------                                                         ----------
(COMMISSION FILE                                                 (IRS EMPLOYER
NUMBER)                                                          IDENTIFICATION)


                                611 FIFTH AVENUE
                             DES MOINES, IOWA 50309
                     --------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER
INCLUDING AREA CODE:                                              (515) 283-2371
                                                                  --------------




           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1-4. NOT APPLICABLE

ITEM 5.   OTHER EVENTS

AmerUs Life Insurance Company, an stock insurance company (the "Registrant"), sold a pool of fixed rate, first lien commercial mortgage loans (the "Pool") to a trust (the "Trust") which issued $146,595,000 aggregate principal amount of its Commercial Mortgage Pass-Through Certificates, Series 1988-1 (the "Senior Certificates") evidencing beneficial ownership interest in the Trust in a public offering.

The Senior Certificates were registered under the Act by a Registration Statement on Form S-11 (Registration No. 33-23590) which was declared effective by the Securities and Exchange Commission on September 28, 1988.

Class B Certificates and Residual Certificates were also issued but have not been publicly offered.

As servicer (the "Servicer") will service the mortgage loans comprising the Pool pursuant to the Pooling and Servicing Agreement dated as of October 5, 1988 (the "Pooling Servicing Agreement") between the Registrant and Chemical Bank, as Trustee (the Trustee"). (A copy of the Pooling and Servicing Agreement was filed as an exhibit to Registration No. 33-23590). The Registrant, as Servicer, has prepared on behalf of the Trust (i) the distribution date statement (the "Distribution Date (Statement") delivered to the Trustee and (ii) the monthly report (the "Monthly Statement") delivered to the holders of Senior Certificates and Class B Certificates. The Monthly Statement is prepared from the Distribution Date Statement.

The Registrant has attached hereto as Exhibits 1 and 2, respectively, the Distribution Date Statement and Monthly Statement dated September 01, 1996 detailing the current status of the Pool.

ITEM 6.   NOT APPLICABLE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1   Distribution Date Statement from
                    Registrant, as Servicer, to Trustee,
                    dated 09/01/96.

     Exhibit 99.2   Monthly Statement from Registrant, as
                    Servicer, to holders Senior
                    Certificates and Class B Certificates
                    dates 09/01/96.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this undersigned hereunto duly authorized.

Dated: September 01, 1996                         AmerUs Life Insurance Company

                                             By:  /s/ Diane M. Davidson


                                       -3-

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                          AMERUS LIFE INSURANCE COMPANY


                                  EXHIBIT INDEX


99.1 Distribution Date Statement from Registrant, as Servicer, to Trustee, dated 09/01/96.

99.2 Monthly Statement from Registrant, as Servicer, to holders of Senior Certificates and Class B Certificates dated 09/01/96.


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